                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT


The Trustees and shareholders

EastGroup Properties:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Jackson, Mississippi

May 8, 1996